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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2008

                           Gateway Energy Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                   0-6404                     44-0651207
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(State or other jurisdiction of    (Commission               (I.R.S. Employer
        incorporation)             File Number)              Identification No.)

                         500 Dallas Street, Suite 2615,
                                 Houston, Texas                    77002
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                     (Address of principal executive office)     (Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03     Amendments to Articles of Incorporation or Bylaws;
              Change in Fiscal Year.

          On March 26, 2008, the Board of Directors of the Company approved certain amendments to the Company's Bylaws. Section 7 of Article I of the Bylaws was amended to change the voting requirement for the election of directors from a minimum vote policy to a plurality vote policy. To conform the bylaws with the new policy, a portion Section 1 of Article II was also deleted. The new voting policy provides that all elections will be determined by a plurality of the votes cast and all other matters will be determined by a majority of votes cast affirmatively or negatively.

          The foregoing description of the amendments to the Company's Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits.

Exhibit No.         Description of Exhibit

3.1                 Bylaws as amended March 26, 2008.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer

Date:  March 28, 2008


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                                  EXHIBIT INDEX

Exhibit No.         Description of Exhibit

3.1                 Bylaws as amended March 26, 2008.

                                       4